SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2003

Date of report (Date of earliest event reported)

DELIA*S CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25347	13-3963754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

435 Hudson Street, New York, New York		10014
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 807-9060

Former name or former address, if changed since last report)

Item 5.     Other Events.

On July 30, 2003, dELiA*s Corp. (“dELiA*s” or the “Company”) entered into an Acquisition Agreement (the “Acquisition Agreement”) with Alloy, Inc. (“Alloy”) and Dodger Acquisition Corp. (“Merger Sub”), a wholly owned subsidiary of Alloy.  Pursuant to the Acquisition Agreement, as promptly as possible, but in no event later than August 6, 2003, Merger Sub shall commence an offer to purchase for cash all of the Company’s issued and outstanding shares of Class A Common Stock, $.01 par value per share (“Common Stock”), at a price of $0.928 per share, net to the seller in cash, subject to the tender of not less than a majority of the outstanding shares of Common Stock.  Upon the closing of the tender offer, upon the terms and subject to the conditions set forth in the Acquisition Agreement and in accordance with the General Corporation Law of the State of Delaware, Merger Sub shall be merged with and into dELiA*s with dELiA*s as the surviving corporation.  The foregoing description of the tender offer process, the resulting merger and the Acquisition Agreement is qualified in its entirety by reference to the Acquisition Agreement, a copy of which is incorporated herein by reference.

In connection with the execution of the Acquisition Agreement, Stephen I. Kahn, Chairman and Chief Executive Officer of dELiA*s and Geraldine Karetsky, a director of the Company and Mr. Kahn’s aunt, who in the aggregate own approximately 35% of the outstanding Common Stock, contemporaneously executed a Tender and Stockholder Support Agreement (the “Support Agreement”) with Alloy and Merger Sub in which the signatory stockholders have agreed, subject to certain exceptions, not to transfer their existing Common Stock and to tender their shares of Common Stock to the Merger Sub during the tender offer period.  The foregoing description of the Support Agreement is qualified in its entirety by reference to the Support Agreement, a copy of which is attached hereto and incorporated herein by reference as Exhibit 2.2 to this report.

In addition, the press release issued on July 31, 2003 by dELiA*s relating to the signing of the Acquisition Agreement is incorporated herein by reference as Exhibit 99.1 to this report.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit 2.1	Acquisition Agreement, by and among dELiA*s, Alloy and Merger Sub, dated July 30, 2003 (incorporated by reference to Exhibit 2.1 of Form 8-K filed with the Commission by Alloy, Inc. on July 31, 2003).

Exhibit 2.2	Tender and Stockholders Support Agreement by and among Alloy, Merger Sub, Stephen I. Kahn and Geraldine Karetsky, dated July 30, 2003.

Exhibit 99.1	Press Release, issued July 31, 2003 (incorporated by reference to Schedule 14D-9C filed with the Commission by dELiA*s on July 31, 2003).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s Corp.

Date:	August 4, 2003	By:	/s/ Stephen I. Kahn
Stephen I. Kahn
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Acquisition Agreement, by and among dELiA*s, Alloy and Merger Sub, dated July 30, 2003 (incorporated by reference to Exhibit 2.1 of Form 8-K filed with the Commission by Alloy, Inc. on July 31, 2003).

2.2	Tender and Stockholders Support Agreement by and among Alloy, the Merger Sub, Stephen I. Kahn and Geraldine Karetsky, dated July 30, 2003.

99.1	Press Release, issued July 31, 2003 (incorporated by reference to Schedule 14D-9C filed with the Commission by dELiA*s on July 31, 2003).